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                                                                    EXHIBIT 23.1


                         CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
Dawson Geophysical Company


We consent to the use of our reports incorporated herein by reference.




                                                     KPMG LLP


Midland, Texas
August 1, 2001